SHORT TERM INVESTMENT	12 Months Ended
Dec. 31, 2025
Investments, All Other Investments [Abstract]
SHORT TERM INVESTMENT

4. SHORT TERM INVESTMENT

	As of December 31, 2025	As of December 31, 2024

Short term investment	7,165,232	7,028,594
Total	$7,165,232	$7,028,594

The Company classifies fund investments with original investment terms exceeding three months but less than one year as short-term investments. As of December 31, 2025 and 2024, the net asset value of the investment amounted to $ 7,165,232 and $ 7,028,594. Management Fee is 1% per annum of net asset value, accrued monthly. Performance Fee is 30% of the appreciation above the high-water mark, subject to a 15% annual hurdle rate. The shares were subsequently redeemed on April 15, 2026, for a redemption amount of $7,032,586.